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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 22, 2004


                            LOGISTICAL SUPPORT, INC.
               (Exact name of registrant as specified in Charter)

               (formerly known as Bikini Team International, Inc.)

              Utah                               000-50222                          41-2029935
 (State or other jurisdiction of           (Commission File No.)          (IRS Employee Identification No.)
 incorporation or organization)
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                              19734 Dearborn Street
                          Chatsworth, California 91311
                    (Address of Principal Executive Offices)

                                  818-885-0300
                            (Issuer Telephone number)

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ITEM 4. Changes in Registrant's Certifying Accountants

      Stonefield Josephson, Inc., the independent accountants who had been engaged by Logistical Support, Inc. (the "Company") as the principal accountants to audit the Company's consolidated financial statements, has been dismissed as the Company's principal accountants effective as of October 22, 2004.

      The decision to dismiss Stonefield Josephson, Inc. was made by the Board of Directors of the Company.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Logistical Support, Inc.

By: /s/ Bruce Littell
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        Bruce Littell
        Chief Executive Officer

Dated: November 4, 2004